OTCQX: PFBX 23rd Annual BURKENROAD REPORTS Investment Conference Exhibit 99.1 Peoples Financial Corporation Burkenroad Reports Investments Conference Presentation April 26, 2019

Safe Harbor Statement This presentation contains forward-looking statements and reflects industry conditions, company performance and financial results. These forward-looking statements are subject to a number of risk factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectation expressed in such forward-looking statements.

Corporate Profile The Peoples Bank founded 1896 Headquarters - Biloxi, MS Employees - 147 Branches - 18 ATMs - 30 Exhibit 2

Market Statistics – 3/31/2019 Assets: $633 million Market Cap: $57 million Stock price 52 week range: $11.50 - $14.00 Book value: $18.35 Price/book: 0.63% Shares outstanding: 4,943,186 Insider Ownership: 33% Institutional Ownership: 48%

FIRST QUARTER 2019 UPDATE Net earnings totaled $405,000 … 39% increase over 1Q17 Earnings for the year-ended December 31, 2018 totaled $629,000 vs $2,758,000 the prior year Net Interest Margin improved 20bps in 1Q19 vs 1Q18 Loan volume decreased 3% in 1Q19 vs 1Q18 Primary capital base of 15.24%, well in excess of regulatory minimums

Performance Ratios (Annualized) Return on Average Assets: 0.26% 0.18% Return on Average Equity: 1.82% 1.32% Net Interest Margin: 3.30% 3.10% Efficiency Ratio: 93% 95% March 31 2019 2018

ASSET QUALITY Exhibit 4 AGING OF PAST DUE LOANS 2011 – 1Q/2019 (in thousands) 90 Days 30 - 59 Days 60 - 89 Days Accruing Non Accruals Total % of Total # Amt ($) # Amt ($) # Amt ($) # Amt ($) # Amt ($) Total Loans Loans ($) 12/31/11 136 17,374 27 3,924 13 1,832 64 57,593 240 80,723 18.7 432,407 12/31/12137 17,681 31 2,809 11 1,539 54 53,891 233 75,920 17.7 429,738 12/31/13124 12,860 12 2,590 8 750 42 26,171 188 42,371 11.3 374,578 12/31/14 99 8,003 17 2,186 10 763 60 33,298 186 44,250 12.2 361,687 12/31/15 81 8,590 19 3,317 3 145 37 15,186 140 27,238 8.1 337,132 12/31/16 76 6,276 14 1,986 0 0 41 11,853 131 20,115 6.0 315,355 12/31/17 58 11,529 13 305 0 0 114 13,811 185 25,645 9.2 279,988 12/31/18 54 4,446 20 7,406 2 54 89 8,250 165 20,156 7.4 272,305 03/31/19 48 4,179 7 178 0 0 82 6,118 137 10,476 3.9 266,625

CAPITAL (in thousands) Exhibit 4 Book Value Total Primary Capital Year-End Per Share($) Capital ($) to Avg. Assets (%) 2004 15.44 85,801 15.87 2005 * 15.77 87,503 13.67 2006 17.71 98,233 11.91 2007 19.56106,542 12.13 2008 20.27107,000 12.81 2009 20.11103,558 12.49 2010 19.68101,357 12.96 2011 21.31109,452 14.65 2012 21.61111,021 14.71 2013 19.25 99,147 13.64 2014 18.53 94,951 14.38 2015 17.93 91,839 15.06 2016 17.27 88,461 13.99 2017 17.84 90,659 14.34 2018 17.49 86,450 14.36 1Q/19 18.35 90,685 15.24 * Hurricane Katrina

Looking ahead into 2019 Why Invest in PFBX City of Biloxi concluding Katrina related projects: $100M by late 2022 MS Gulf Coast scheduled to receive bulk of BP Settlement: $750M over 20 years Huntington Ingalls expanding to accommodate two major ship contracts: $6.5B City of Gulfport advancing multiple capital projects: $1.4B

Looking ahead into 2019 Why Invest in PFBX City of Biloxi: Initiating $54M downtown redevelopment plan Encompasses 230,000 sq. ft. including 330 residential housing units Issued RFP to conduct feasibility study for satellite convention center / theater on East end of Biloxi Expand mid-week hotel occupancy levels Prime location for tourists

Looking ahead into 2019 Why Invest in PFBX Current primary capital to average assets: 15.24% Reestablished regular dividend payment Completed stock repurchase plan: 180,000 shares redeemed Shareholder & Management interest are aligned

Market Area

Information Corporate Office Mailing Address P.O. Box 529 Biloxi, MS 39533 Physical Address 152 Lameuse St. Biloxi, MS 39530 (228)435-8205 Website www.thepeoples.com Shareholder Information Asset Management & Trust Department The Peoples Bank P.O. Box 1416 Biloxi, MS 39533-1416 (228)435-8208 investorrelations@thepeoples.com S.E.C. Form 10-K Requests Lauri A. Wood, Chief Financial Officer Peoples Financial Corporation P.O. Box 529 Biloxi, MS 39533-0529 (228) 435-8412 lwood@thepeoples.com